SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):November 19,
1996



                     CAMDEN PROPERTY TRUST
     (Exact name of Registrant as specified in its Charter)



      TEXAS                  1-12110                 76-6088377
(State or other     (Commission file number)     (I.R.S. Employer
jurisdiction of                                   Identification
incorporation or                                       Number)
organization)




   3200 Southwest Freeway, Suite 1500, Houston, Texas 77027
      (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code:
                         (713) 964-3555



                         Not applicable
 (Former name or former address, if changed since last report)
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Item 5. Other Events.

    Camden Property Trust, a Texas real estate investment trust (the "Company") has completed an offering (the "Notes Offering") of 7% Notes Due 2006 in an aggregate principal amount of $75,000,000 (the "Notes") as described in the Company's Prospectus Supplement dated November 14, 1996 to the Company's Prospectus dated January 30, 1996. The Notes were issued pursuant to the Company's existing shelf registration statement.

    The Notes bear interest at 7% from November 19, 1996, with interest payable each May 15 and November 15 beginning May 15, 1997. The entire principal amount of the Notes is due November 15, 2006. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus, in certain circumstances, a "Make-Whole Amount."

    The Notes were priced at a discount such that the Notes were offered to the public at 98.887% of their face amount. The Notes Offering was underwritten by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and NationsBanc Capital Markets, Inc. (the "Underwriters") pursuant to that certain Underwriting Agreement among the Company and the Underwriters dated November 14, 1996. The Notes were issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

       (c) Exhibits.

           1.1 Underwriting Agreement among the Company and the Underwriters dated November 14, 1996 relating to the Notes Offering.

           4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

           4.2 First Supplemental Indenture dated as of February
               15, 1996 (filed as Exhibit 4.2 to the Company's
               Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

           4.3 Form of Camden Property Trust 7% Note due 2006.
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                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 1996

                                 CAMDEN PROPERTY TRUST

                                 By: /s/ G. Steven Dawson
                                 -----------------------------
                                 G. Steven Dawson
                                 Senior Vice President - Finance,
                                 Chief Financial Officer
                                 and Treasurer
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                        CAMDEN PROPERTY TRUST
                          INDEX TO EXHIBITS

EXHIBIT                                                      PAGE

1.1      Underwriting Agreement among the Company and          5
         the Underwriters dated November 14, 1996 relating to the Notes Offering.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's
         Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.2      First Supplemental Indenture dated as of February
         15, 1996 (filed as Exhibit 4.2 to the Company's
         Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.3      Form of Camden Property Trust 7% Note due 2006.       35
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